Exhibit 10.2

Execution Version

WAIVER NO. 7 TO CREDIT AGREEMENT

This WAIVER NO. 7 TO CREDIT AGREEMENT, dated as of January 30, 2023 (this “Waiver”), is entered into by and among BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), and the Tranche A Lenders, Tranche B Lenders, and Tranche C Lenders party hereto, constituting 100% of the Tranche A Lenders, Tranche B Lenders, and Tranche C Lenders party to the Credit Agreement (as defined below) (the “Signatory Lenders”). As used in this Waiver, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement (including, as applicable, in the Tenth Amendment (as defined below)) unless otherwise specified.

WITNESSETH

WHEREAS, the Borrower, Holdings, the Administrative Agent, Orion Energy Partners TP Agent, LLC, in its capacity as the collateral agent, and each Tranche A Lender, Tranche B Lender, and Tranche C Lender party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, Holdings, the Project Company, the Administrative Agent and the Signatory Lenders entered into that certain Amendment No. 10 to Credit Agreement, dated as of the date hereof (the “Tenth Amendment”), to amend certain terms and conditions of the Credit Agreement as expressly set forth in the Tenth Amendment and subject to the terms and conditions thereof (including the conditions to effectiveness set forth therein);

WHEREAS, pursuant to this Waiver, the Borrower has requested a waiver of all Defaults and Events of Default existing as of the Tenth Amendment Effective Date (as defined in the Tenth Amendment) (which for the avoidance of doubt shall not include any potential Defaults and Events of Default set forth in Section 7.01(k) of the Credit Agreement) (all such existing Defaults and Events of Default, collectively, the “Waiver No. 7 Matters”), and the Signatory Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth in this Waiver, to waive such Defaults and Events of Default;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Waivers.

(a)             Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, as of the Tenth Amendment Effective Date, the Signatory Lenders, who constitute all of the Lenders under the Credit Agreement, and the Administrative Agent (acting on the instructions of the Signatory Lenders) hereby permanently waive each Waiver No. 7 Matter, it being acknowledged and agreed that the Signatory Lenders shall retain any and all claims of fraud or intentional misconduct of the Loan Parties or one or more of their parent companies based on facts and information that are not known to the Signatory Lenders or the Administrative Agent as of the date hereof.

(b)             The waiver contained in the foregoing clause (a) is a limited waiver and (i) shall be limited precisely as written, (ii) shall only be relied upon and used for the specific purposes set forth herein, (iii) shall not constitute or be deemed to constitute a waiver or consent to any other Event of Default (other than as expressly noted above) or any other term or condition of the Financing Documents and (iv) shall not constitute a custom or course of dealing among the parties hereto. Notwithstanding any provision contained herein, nothing contained herein shall limit any rights or remedies under the Financing Documents or applicable law based on any breaches, failures, defaults or Events of Default (as defined in each applicable Financing Document) thereunder that has not been waived pursuant to the terms of this Waiver (other than as expressly noted above).

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2.             Representations and Warranties. Each Loan Party hereby represents and warrants to the other parties hereto that:

(a)             Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Waiver, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Waiver. This Waiver has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b)             The execution, delivery and performance by each Loan Party of this Waiver does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

(c)             After giving effect to the waivers set forth in this Waiver and the amendments set forth in the Tenth Amendment, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Waiver.

(d)             After giving effect to the waivers set forth in this Waiver and the amendments set forth in the Tenth Amendment, the representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Tenth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

3.             Effectiveness; Conditions Precedent. This Waiver shall become effective on the first date on which each of the following conditions have been satisfied or waived:

(a)             This Waiver shall have been executed by the Administrative Agent, the Loan Parties and the Signatory Lenders and the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto; and

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(b)             The Tenth Amendment Effective Date (as defined in the Tenth Amendment) shall have occurred.

4.             Miscellaneous.

(a)             No Other Modification. Except as expressly modified by this Waiver and the Tenth Amendment, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Waiver shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Waiver being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(b)             Successor and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties to this Waiver and their respective successors and permitted assigns.

(c)             Incorporation by Reference. Sections 10.07 (Severability), 10.09 (Governing Law; Jurisdiction; Etc.), 10.11 (Headings), and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(d)             Financing Document. This Waiver shall be deemed to be a Financing Document.

(e)             Counterparts; Integration. This Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Waiver, the Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Waiver by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Waiver.

(f)             Electronic Signatures. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Waiver and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC,
as the Borrower

By:
Name:
Title:

BKRF OCP, LLC,
as Holdings

By:
Name:
Title:

BAKERSFIELD RENEWABLE FUELS, LLC,
as Project Company

By:
Name:
Title:

[Signature Page to Waiver No. 7 to Credit Agreement]

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By:
	Name:	Gerrit Nicholas
	Title:	Managing Partner

[Signature Page to Waiver No. 7 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Waiver No. 7 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Waiver No. 7 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Waiver No. 7 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Waiver No. 7 to Credit Agreement]

VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR L.P., as Lender
VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR i llc,
as a Lender

By: Voya Alternative Asset Management LLC, as Agent

By:
Name:	Edward Levin
Title:	Senior Vice President

[Signature Page to Waiver No. 7 to Credit Agreement]

LIF AIV 1, L.P.,
as a Lender

By: GCM Investments GP, LLC, its General Partner

By:
Name:
Title:

[Signature Page to Waiver No. 7 to Credit Agreement]